Exhibit 99.41

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-E

KEY PERFORMANCE FACTORS
October 31, 1999



Expected B Maturity 6/17/2002


Blended Coupon 5.5890%


Excess Protection Level
3 Month Average   5.71%
October, 1999   6.15%
September, 1999   5.84%
August, 1999   5.12%


Cash Yield18.61%


Investor Charge Offs 4.68%


Base Rate 7.78%


Over 30 Day Delinquency 5.07%


Seller's Interest 9.14%


Total Payment Rate14.64%


Total Principal Balance$47,636,626,081.62


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,354,806,563.13